Exhibit 99.1

Merrill Lynch

The Banking & Financial Services Conference

November 16, 2004

Safe Harbor

Statements made in this document which are not purely historical are forward-looking statements as defined in the “Private Securities Litigation Reform Act of 1995,” including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.

Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ materially from those described in the forward-looking statements. AmSouth’s most recent annual report on Form 10-K for the year ended December 31, 2003, and quarterly report on Form 10-Q for the quarter ended September 30, 2004, describe factors which could cause results to differ materially from management’s current expectations. Such factors include, but are not limited to: customers’ and other third parties’ reactions to the settlements with the United States and banking regulators mentioned in this presentation and the effects of such settlements on AmSouth’s branch expansion plans; the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition, including a continued consolidation in the financial services industry; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; the growth and profitability of AmSouth’s mortgage banking business, including mortgage-related income and fees, being less than expected; adverse changes in the financial performance and / or condition of AmSouth’s borrowers which could impact the repayment of such borrowers’ outstanding loans; changes in accounting and tax principles, policies or guidelines and in tax laws; other economic, competitive, governmental, and regulatory factors affecting AmSouth’s operations, products, services and prices; the effects of weather and natural disasters, such as hurricanes; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on AmSouth’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and AmSouth’s success at managing the risks involved in the foregoing. Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

AmSouth Maintains a Leadership Position in Attractive Markets

$9 billion+ Market Cap

$50 billion in Assets

670+ Branches

1,200+ ATM’s

1.9 million Households

12,600 Employees

Leading Businesses in Southeast

Mutual fund assets

Trust assets

Annuity sales

Small business lending

Consumer lending

Equipment leasing

Electronic banking

Recent Developments

Sale of $550 Million Credit Card Portfolio to MBNA

Rationale

Non-core business that lacks meaningful scale

Significant on-going investment required to stay competitive

Agent bank relationship provides a future revenue stream and allows for a broader array of products to more customers

Results

$170 million gain on sale

Provides opportunity to enhance future earnings

Recent Developments

Use of Gain

Prepay approximately $1.4 billion of Federal Home Loan Bank borrowings

Replace borrowings with a variety of lower cost funding instruments, saving between 240 and 250 basis points in average cost of funds

Accretive to 2005 Earnings

Recent Developments

On October 12, 2004 AmSouth entered into:

A deferred prosecution agreement with the U.S. Attorney for the Southern District of Mississippi and

A cease and desist order with the Federal Reserve and the Alabama Department of Banking and

An Order with FinCen

All relating to deficiencies in AmSouth’s compliance with the Bank Secrecy Act.

Strategic Initiatives

Sustained growth in Consumer Banking

Continued aggressive growth in Business Banking

Grow Commercial Banking business with improved credit quality

Double contribution from Wealth Management

Double Florida’s contribution

Emphasis on sales productivity, service quality and customer retention

Leverage technology across all lines of business with increasing emphasis on Internet services

Sustain Growth in Consumer Banking

Major Objectives 2004 - 2006

Grow consumer deposits by 10%

Grow consumer checking households by 6%

Cross-sell each checking household a minimum of 6 services

Increase mortgage originations to $10 billion a year

Grow home equity lending 15% per year

Continue Aggressive Growth in Business Banking

Major Objectives 2004 - 2006

Grow business deposits 20% annually

Grow business loans 12% annually

Grow households 10% annually

Reach cross-sell ratio of 6 products per household

Grow Commercial Banking with Improved Credit Quality

Major Financial Objectives 2004 - 2006

Consistent revenue growth of at least 10% annually

Maintain credit losses below .25%

Maintain operating leverage

Double Contribution from Wealth Management

Major Objectives 2004 - 2006

Grow Private Client households a minimum of 25% per year

Grow Trust and Investment Management revenues at double digit rates each year

Over the next three years, produce an annual compound growth rate of 23% in Investment Services revenues

Continue to grow other Wealth Management revenues through expanded product offerings and improved execution

Double Florida’s Contribution

Major Objectives 2004 - 2006

Grow Deposits 20%+ Annually

Branch expansion

Expanding in existing markets

Growing mature branches

Capitalizing on all Lines of Business

Accelerate the growth

Emphasize Sales Productivity, Service Quality and Customer Retention

Major Objectives 2004-2006

Branch Service Quality

Improve service ratings to 4.9 on a 5-point scale

Service Performance Standards

Meet or exceed standard on at least 95 percent of service performance standards

Internal Service Quality

Maximize internal service quality as measured by surveys of branches

Leverage Technology with an Emphasis on Internet Services

Major Objectives 2004-2006

Grow customer acceptance and utilization of Internet banking services.

Enhance technology across business units to improve efficiency, enhance service quality and support sales.

Ensure that the highest levels of service quality are maintained and improved to accommodate business growth.

Focus on improving operating efficiency and identifying fee revenue opportunities.

Third Quarter: Significant Impact from Weather

From August 26 to September 29 there was continuous hurricane activity with four eventually making landfall.

650 branch business days lost in the quarter due to closings.

191 branches or 30% of our total branch system had some damage, 7 had to be rebuilt.

Production of mortgages, home equity, business banking and investment sales down 20%—40% in affected areas.

New account volumes down 3,000 accounts for the quarter.

Third Quarter Performance Highlights

Reported Settlement and Related Charges Excluded*

Diluted earnings per share $0.33 $0.48

Net income $119.6 million $172.0 million

Return on equity 14.20% 20.43%

Efficiency ratio 60.44% 51.44%

Net Interest Margin 3.44% 3.44%

Net charge-off’s ratio 0.36% 0.36%

NPA’s to loans 0.37% 0.37%

* Settlement and related charges of $54 million.

Good Balance Sheet Momentum

Billions

$24

$25

$26

$27

$28

$29

$30

$31

$32

$33

3Q 03

4Q 03

1Q04

2Q04

3Q04

Loans

Deposits

And Improved Credit Quality

%

0.30

0.40

0.50

0.60

0.70

3Q 03

4Q 03

1Q04

2Q04

3Q04

Nonperforming Assets Ratio

Net Charge-Offs Ratio

Outstanding Record of Dividend Growth

34 Years of Higher Dividends

Current Yield = 4%

10% CAGR

71

72

73

74

75

76

77

78

79

80

81

82

83

84

85

86

87

88

89

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

Mergent’s “Dividend Achiever”

Merrill Lynch

The Banking & Financial Services Conference

November 16, 2004